Kindly Log Off Cell Phones, Tablets and Computers in Meeting Rooms. Place all other phones on mute. Exhibit 99.1

Global Town Hall February 1, 2013 Brian R. Gamache Chairman & CEO

Yesterday, January 31, 2013, we announced our strategic decision to combine our business with Scientific Games Corporation (SGMS), a global leader in providing customized, end-to-end gaming solutions to lottery and gaming organizations worldwide.
We are taking this momentous step to create a larger company, a combined company, that is well positioned to utilize the skills and expertise of its employees, and game content to generate meaningful new growth opportunities across the broad spectrum of the gaming and lottery industries.
WMS Combines with Scientific Games

• Size does matter • Systems technologies are critical to success • New revenue opportunities for our combined business WMS Combines with Scientific Games

Who is Scientific Games Corporation?
• Scientific Games Corporation (SGMS) is a global leader in providing customized solutions to lottery and gaming organizations worldwide.
• SGMS has been a leader in the lottery industry for 40 years, since printing 25 million tickets for the world’s first secure Instant Lottery® game in 1974; and today it is the primary supplier for 8 of the Top 10 U.S. Instant Ticket Lotteries, in terms of per capital sales.
• A global marketing and technology leader in the lottery industry with over 120 national and international customers, including many of the world's highest revenue-producing lotteries.
• A supplier of lottery and gaming products and services to government and commercial operators, with long-term contracts across the U.S. for the operation of both local draw-based games and multi-state lottery games, and a leading provider of terminals and software outside the U.S.

Who is Scientific Games Corporation?
Strong history of innovation and creativity punctuated by the introduction of numerous industry “firsts.”
Print instant lottery tickets for over 120 lotteries worldwide from SGMS’
five major operational facilities.
Headquartered in NYC, SGMS and its subsidiaries have more than 3,500 employees with major offices in Atlanta/Alpharetta (Georgia), London and
Vienna.

Who is Scientific Games Corporation?
SGMS is a global leader with a focus on  three key
success factors:
Technology
Content
Regulatory Compliance
SGMS has total revenue of $931 MM and
Attributable EBITDA of $333 MM for the last twelve
months ended Sept. 30, 2012
SGMS has three business reporting segments:
Printed Products represent 57% of total revenues or $503 MM
in Calendar 2011
Lottery Systems represent 28% of total revenues or $242 MM
in 2011
Gaming represents 15% of total revenue or $133 MM in 2011
TOTAL REVENUE ($ in MM)
Proforma w/o Racing – Sold 2010
Ronald Perelman, through his
MacAndrews & Forbes
investment company, owns
approximately 38% of SGMS
$500
$600
$700
$800
$900
$1,000
2010 2011 TTM  9/30/12
$931
$879
$799

Why Combine Businesses?
•
Create the most complete and diverse global gaming company with best-in-class creative content, talent, and technology.
•
Take advantage of the convergence of our traditional businesses and the power, reach and revenue potential of online wagering, non-wagering gaming and lotteries to create a leading gaming company with one-stop content capability.
•
Provide our customers with premier, innovative content supported by advanced technology across all possible distribution channels and backed by our combined world-class  customer service.
•
Expand our business, grow revenue and create new, exciting opportunities that would not readily be available to our companies individually.

Why Combine Business?
Key Takeaways:
• A comprehensive supplier to the lottery and gaming industry
• Allows us to compete favorably with our key competitors
• Consolidation is inevitable in our industry

Transaction Summary
• Upon the closing of the transaction, SGMS will pay $26.00 per share in cash to WMS stockholders, a 59% premium over our closing price on the day prior to the announcement.
• The closing of the acquisition is subject to pre-approvals by various gaming regulators, along with the normal antitrust review and other customary closing conditions.
• Our Board of Directors unanimously approved the transaction and is recommending that our stockholders vote in favor of the transaction, at a special stockholders meeting to be set at a later date.
• At this time, we expect to receive regulatory approvals and to close the transaction later in the
2013 calendar year.  At that time, WMS will become a wholly owned subsidiary of SGMS and
WMS stock will no longer be traded on the New York Stock Exchange.
• SGMS stock trades on the NASDAQ under the symbol SGMS.

What It Means For You
Maintain our focus: We must remain focused on all the key initiatives we have underway, and not be side-tracked from our operating priorities.
• Gamefield xD   and Blade  cabinets launch, as well as roll-out of the My Poker  video poker gaming machines
• Williams Interactive B2B real money online casino launch and launch of WMS gaming content for online operators
• BPT Process and Systems Stabilization
Business as
Usual:
There are no immediate or known impacts to the WMS Gaming or Williams
Interactive organizations, salary and/or benefits. Our goal is to converge and grow our combined businesses once the transaction is completed.
The transition team: A team comprised of WMS and SGMS leadership will plan integration initiatives over the coming months.
™ ™ ™

What It Means to You
• If  you are an employee with equity-based compensation you will receive a letter explaining how  it will be impacted by the
transaction.
• If you are currently enrolled in the Employee Stock Purchase Plan, your payroll deductions will continue through June 30, 2013 and purchases of WMS stock will be made on March 31 and June 30,
2013 with such funds, unless you elect to withdraw your funds. No new enrollments will be accepted.

What This Means For You
Communication:
As we move forward, we’ll provide you with updates, our progress and next steps:
• Team meetings
• Town Halls
• One-to-one meetings
• WMS Page One/Intranet and a dedicated SharePoint page
• WMS corporate newsletter –
The Winning Combination

What It Means to You
Information Disclosure and Public Communication Policy: Our policy remains in force.
Please do not speculate or discuss this transaction, our financial results, or other non-public important information with those outside the company, such as investors, suppliers, customers and media, including trade publications, unless you have been specifically empowered to do so by Brian
Gamache, Orrin Edidin, Scott Schweinfurth, Ken Lochiatto, Bill Pfund, Rob Bone or Kathleen
McJohn.
• Please refer any inquiries and contacts to: Bill Pfund, Mollie Cole and Kathleen McJohn.
Trading of WMS stock and SGMS stock: We are currently in a black-out period which is scheduled to end following our earnings release. However, as in the past, even when we are no longer in blackout, if you become aware of Material Nonpublic Information (as defined in our Insider
Trading Policy) , you must not, directly or through a related person: (a) purchase or sell WMS or
SGMS securities, (b) engage in any other action to take advantage of that information or (c) provide that information to others outside the Company, including family and friends, who might either trade on that information or pass the information to others who might trade in WMS or SGMS securities.

What It Means to You
Key Takeaways:
• At closing, SGMS will pay a premium of approximately 60% for our company because of YOU
• The next 7-8 months is an audition for ALL of us, and great execution will guarantee a seamless execution.

Participants in Solicitation
Additional Information and Where to Find It
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the
Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 17, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed
Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.
This communication is being made in respect of the proposed transaction involving the Company and Scientific Games Corporation.
The proposed transaction will be submitted to the stockholders of the Company for their consideration.  In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC.  The Company and Scientific Games also plan to file with the SEC other documents regarding the proposed transaction.  THE COMPANY’S SECURITY HOLDERS ARE URGED TO
READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS
CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to
WMS’s Investor Relations website page at http://ir.wms.com or by directing a written request by mail to WMS Industries Inc., Attn:
Investor Relations, 800 South Northpoint Blvd., Waukegan, Illinois 60085, or by calling the Secretary at (847) 785-3000.

Forward Looking Statements
This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,”
“should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-
looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors:  (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and WMS to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by SGMS to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual
Report on Form 10-K for the year ended June 30, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”).
The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

QUESTIONS & ANSWERS